SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

[ X ] Preliminary Information Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive Information Statement

Element92 Resources Corp.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11 (1) Titled of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration No: (3) Filing Party: (4) Date Filed:

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION

ELEMENT92 RESOURCES CORP.
2510 Warren Avenue,
Cheyenne, Wyoming 82001

(518) 633-4177

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

To our stockholders:

On February 1, 2010, our Board of Directors acted by written consent in lieu of a meeting, to adopt and approve an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 100,000,000 common shares with a par value of $0.001 to 1,000,000,000 common shares with a par value of $0.001.

Our Board of Directors fixed January 27, 2010 as the record date for determining the holders of common stock entitled to notice and receipt of this Information Statement.

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder

We will file, with the Wyoming Secretary of State, Articles of Amendment to our Articles of Incorporation to effectuate the increase of our authorized capital stock.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS

AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY A

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The earliest date on which the amendment to our Articles of Incorporation may be effected is March 3, 2010.

By Order of the Board of Directors:
/s/ Geoffrey Armstrong
President, Director

The date of this notice and the accompanying Information Statement is February 1, 2010.

ELEMENT92 RESOURCES CORP.
2510 Warren Avenue,
Cheyenne, Wyoming 82001
(518) 633-4177

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF A MEETING

BACKGROUND

Element92 Resources Corp. (“we,” “us” and the “Company”) is a Wyoming corporation with our principal executive offices located at 2510 Warren Avenue, Cheyenne, Wyoming 82001. Our telephone number is (518) 638-8192. This Information Statement is being sent at the direction of our Board of Directors (our “Board”) to inform you of action the holders of a majority of our outstanding shares of common stock have taken by written consent, in lieu of a special meeting.

On February 1, 2010, our Board unanimously adopted resolutions approving an amendment to our Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 100,000,000 to 1,000,000,000 (the “Amendment”).

On February 1, 2010, a majority of the holders of our common stock as of the Record Date acted by written consent, in lieu of a meeting, to approve the Amendment. The action by written consent will be effective when we file a certificate of amendment to our Articles of Incorporation with the Wyoming Secretary of State.

As of the Record Date, our authorized capital stock consisted of 100,000,000 shares of common stock, par value $0.001 per share. As of the Record Date, there were 9,048,000 shares of common stock issued.

The above-referenced written consent was taken by a majority of all existing stockholders (collectively, the “Majority Stockholders”), who held, as of the Record Date, 8,236,000 common shares, or approximately 91.01%, of our issued common stock:

We will file an amendment to our Articles of Incorporation with the Wyoming Secretary of State, substantially in the form attached to this Information Statement as Appendix A

Our Board elected to seek approval of the Articles of Amendment through the written consent of the Majority Stockholders for the following reasons:

1.	In order to avoid the time, expense and management attention involved in convening a special meeting of stockholders and soliciting proxies.
2.	In order to assure that it has sufficient available common stock available for general corporate purposes including, without limitation, equity financings, acquisitions, conversion of debt, establishing strategic relationships with corporate partners, providing equity incentives to employees, stock splits or other recapitalizations.

All required corporate approvals for the Amendment have been obtained. This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The Company is paying the costs of the preparation and distribution of this Information Statement.

INCREASE IN AUTHORIZED CAPITAL STOCK

General.

On February 1, 2010, our Board unanimously approved the adoption of the Amendment. On February 1, 2010, the Majority Stockholders voted in favor of an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 100,000,000 to 1,000,000,000. The vote of the Majority Stockholders was obtained by written consent, in lieu of a special meeting. The terms of the additional shares of common stock will be identical to those of our currently authorized shares of common stock. The relative rights and limitations of the shares of common stock will not be changed by the Amendment.

Consent Required.

Approval of the Amendment required the consent of the holders of a majority of the issued and outstanding shares of our common stock as of the Record Date, or at least 4,524,001 shares of our common stock. As of the Record Date, the Majority Stockholders owned an aggregate of 8,236,000 shares of common stock, representing approximately 91.01% of our issued and outstanding shares of common stock. The Majority Stockholders have given their written consent to the Amendment and accordingly, the requisite stockholder approval of the Amendment was obtained.

Amendment.

Our Board and the Majority Stockholders have voted to amend Article Five of our Articles of Incorporation to increase the number of our shares of common stock the Company is authorized to issue from 100,000,000 to 1,000,000,000. The text of the amendment to our Articles of Incorporation, substantially in the form attached to this Information Statement, is included as Appendix A.

Reasons for Increase in our Authorized Shares of Common Stock.

The principal purpose of increasing our authorized Common Stock is to ensure that the Company has sufficient shares of Common Stock available for general corporate purposes including, without limitation, equity financings, acquisitions, conversion of debt, establishing strategic relationships with corporate partners, providing equity incentives to employees and payments of stock dividends, stock splits or other recapitalizations. Without an increase in the shares of Common Stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion.

To the extent that additional authorized shares are issued in the future, such issuance may decrease our existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders. The holders of our

Common Stock have no preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of Common Stock. In addition, if the Board elects to cause the Company to issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders. The increase in our authorized capital will not have any immediate effect on the rights of our existing stockholders.

The increase in the number of authorized shares and the subsequent issuance of such shares could have an anti-takeover effect, although this is not the intent of the Board in initiating the Amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board. Any such issuance of additional stock could have the effect of diluting our earnings per share and book value per share of outstanding shares of our Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Amendment.

The Company does not have any other provisions in its Articles of Incorporation, Bylaws, employment agreements, or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences and this Amendment is not being enacted with the intent that it be utilized as a type of anti-takeover device.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 1, 2010, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

Beneficial Ownership of Securities: Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, includes as beneficial owners of securities, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within sixty days through any means including the exercise of any option, warrant or conversion of a security.

(1 Kouzelne Mesto Ltd., was incorporated in the Czech Republic in April, 1994 and is 100% owned by Geoffrey Armstrong, the President, Chief Executive Officer, Chief Financial Officer and a Director of the Corporation.

(2) Coldway Ltd is a Hong Kong incorporated company owned on a 50/50 by Daniel S Mckinney, Director of the Company and his spouse.

(3) Golden Baron Resources Inc. is a Nevada corporation and AE Financial Management Ltd. is a British Columbia, Canada corporation. Both corporations are owned as to 100% by Edward Low, an affiliate of the Company by virtue of the fact that he holds more that 10% of the Company’s issued stock.

(4) Trehoh Tradiing is a Hong Kong incorporated company owned as to 100% by Ng Lee Bee.

DISSENTERS’ RIGHTS

Pursuant to Article 13, Paragraph 17-16-1302 of the Wyoming Business Corporation Act, there are no dissenters' rights with regard to this type of transaction.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports and other information with the U.S. Securities and Exchange Commission (“SEC”). You may obtain such SEC filings from the SEC’s website at

www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements representing our expectations or beliefs regarding our company. These forward-looking statements relate to our expectation that we will file and effect the Amendment to increase our authorized capital stock from 100,000,000 to 1,000,000,000. These forward-looking statements involve risks and uncertainties that the anticipated filing and effectiveness of the Amendment may not occur.

COMPANY CONTACT INFORMATION

All inquiries regarding the Company and the matters described in this Information Statement should be addressed to Geoffrey Armstrong via facsimile at 866-417-3469 or to our principal executive offices:

2510 Warren Avenue,
Cheyenne, Wyoming 82001
Attention: G. Armstrong
(518) 633-4177

APPENDIX A

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

For Office Use Only

Profit Corporation
Articles of Amendment

1. Corporation name:

Element92 Resources Corp.

2. Article(s) Five is amended as follows:

The aggregate number of shares, which the corporation shall have authority to issue, is one billion (1,000,000,000) common shares of $0.001 par value common stock. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 02/01/2010 .
(Date – mm/dd/yyyy)

5. If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required.

OR

If approval was required by the shareholders, a statement that the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation.

The amendment was duly approved by the shareholders in the manner required by the act and by the articles of incorporation.

P-Amendment - Revised 06/15/2009

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: business@state.wy.us

For Office Use Only

6. If an amendment was approved by the shareholders:

(A) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment: 9,048,000 Common Shares outstanding and no other voting group.

the number of votes of each voting group indisputably represented at the meeting: 8,236,000 Common Shares were represented.

AND

(B) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment **OR** the total number of undisputed votes cast for the amendment by each voting group and a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group:

The total number of undisputed votes cast for the amendment by the only voting group was 8,236,000 shares. The number of votes cast for the amendment by the sole voting group was sufficient for approval by the voting group.

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: Not Applicable

Signature: [signature] **Date:** 02/11/2010 *(mm/dd/yyyy)*

Print Name: Geoffrey Armstrong

Title: President, Director

Contact Person: Geoff Armstrong

Daytime Phone Number: 518-638-8192 Email: info@element92resources.com

Checklist

Filing Fee: $50.00 Make check or money order payable to Wyoming Secretary of State.
The Articles of Amendment may be executed by the Chairman of the Board, President or another of its officers.
Please submit one **originally signed** document and one exact photocopy of the filing.

P-Amendment - Revised 06/15/2009